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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 20, 2007


                             SEMOTUS SOLUTIONS, INC.
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             (Exact Name of Registrant as Specified in its Charter)


             NEVADA                        0-21069               36-3574355
(State or other jurisdiction of          (Commission          (I.R.S. Employer
 incorporation or organization)          File Number)        Identification No.)


               718 University Ave., Suite 202 Los Gatos, CA 95032
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               (Address of Principal Executive Offices) (Zip Code)


                                 (408) 399-6120
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              (Registrant's Telephone Number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CRF 240.14d-2(b))

[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 3.03 - MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

          At 5:00 p.m., Eastern Time, on July 20, 2007, Semotus Solutions, Inc. effected a one-for-twenty reverse stock split of its common stock. Pursuant to the reverse stock split, each twenty shares of authorized and outstanding common stock have been reclassified and combined into one new share of common stock. In connection with the reverse stock split, the number of shares of common stock authorized under Semotus' Amended Articles of Incorporation was correspondingly reduced from 150 million to 7.5 million shares, without any change in par value per common share. The reverse split did not change the number of shares of Semotus' preferred stock authorized, which remains at 5 million.

          The exercise or conversion price, as well as the number of shares issuable under Semotus' outstanding stock options, warrants and convertible notes, have been proportionately adjusted to reflect the reverse stock split. The number of shares authorized for issuance under Semotus' equity compensation plans has also been proportionately reduced to reflect the reverse stock split. The Certificate of Amendment to the Amended Articles of Incorporation filed with the Secretary of State of the State of Nevada to effect the reverse stock split and reduce the number of shares of common stock authorized is attached to this filing as Exhibit 3.1.


ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements of Business Acquired

     Not applicable.

     (b) Pro Forma Financial Information

     Not applicable.

     (c) Exhibits. The following exhibits are filed with this report:


Exhibit Number     Description
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3.1                Certificate of Amendment to the Amended Articles of
                   Incorporation, effective July 20, 2007
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                         SEMOTUS SOLUTIONS, INC.


     Date: July 23, 2007                 By: /s/ Anthony N. LaPine
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                                             Anthony N. LaPine,
                                             Chief Executive Officer